UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Earliest Event Reported: August 14, 2002
Commission File No. 1-8968

ANADARKO PETROLEUM CORPORATION
1201 Lake Robbins Drive, The Woodlands, Texas 77380-1046
(832) 636-1000

Incorporated in the	Employer Identification
State of Delaware	No. 76-0146568

Item 5.  Other Events

On August 14, 2002, the principal executive officer and the principal financial officer of Anadarko Petroleum Corporation delivered their sworn written statements to the Securities and Exchange Commission as required by Commission Order No. 4-460. The sworn written statements of John N. Seitz, President and Chief Executive Officer, and Michael E. Rose, Executive Vice President and Chief Financial Officer are included in this report as Exhibits 99.1 and 99.2.

Item 7c. Exhibits
Exhibit
Number	Description

99.1	Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating To Exchange Act Filings
99.2	Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating To Exchange Act Filings

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized officer and principal financial officer.

ANADARKO PETROLEUM CORPORATION
(Registrant)

August 14, 2002	By:	/s/ Michael E. Rose
Michael E. Rose - Executive Vice President
and Chief Financial Officer